UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

QUINTILES TRANSNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd. Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 4, 2014, Quintiles Transnational Holdings Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”) and certain selling shareholders named therein (the “Selling Shareholders”). Pursuant to the Underwriting Agreement, the Selling Shareholders agreed to sell 13,303,666 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), to the Underwriter at a price of $58.09 per share. Also pursuant to the Underwriting Agreement, the Company purchased from the Underwriter 4,303,666 shares of the Common Stock that were sold in the offering at a price per share equal to the price paid by the Underwriter to the Selling Shareholders, resulting in an aggregate purchase price of $249,999,957.94 (the “Share Repurchase”). The Share Repurchase was funded with a combination of cash on hand and borrowings under the Company’s revolving credit facility. The repurchased shares have been returned to the status of authorized but unissued shares.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Shareholders, and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.

The sale of the Common Stock by the Selling Shareholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-199843), including a prospectus supplement dated November 4, 2014 to the prospectus contained therein dated November 4, 2014, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended. The sale of the Common Stock closed on November 10, 2014.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Credit Agreement Amendment

On November 7, 2014, Quintiles Transnational Corp. (“Quintiles Transnational”), a wholly-owned subsidiary of the Company, entered into Amendment No. 4 (“Amendment No. 4”) to the Credit Agreement (the “Credit Agreement”), dated June 8, 2011, as amended, among Quintiles Transnational, as Borrower, each lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

Amendment No. 4 contains the following principal terms:

•	A $100.0 million increase, which will mature in December 2017, to the existing $300.0 million senior secured revolving credit facility available under the Credit Agreement;

•	A six-month extension, also to December 2017, of the maturity of $282.5 million of the existing $300.0 million senior secured revolving credit facility available under the Credit Agreement;

•	The maturity for the $100.0 million increase and for $282.5 million of the existing $300.0 million senior secured revolving credit facility may be further extended to June 2019, without lender consent, in connection with certain extensions of the maturity date of the term loans under the Credit Agreement; and

•	The maturity for $17.5 million of the existing $300.0 million senior secured revolving credit facility, and other terms of the Credit Agreement, are not altered by the terms of Amendment No. 4.

The foregoing description of Amendment No. 4 is qualified in its entirety by reference to the full text of Amendment No. 4, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 regarding the Amendment No. 4 to the Credit Agreement is incorporated by reference into this Item 2.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2014, the Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Second Amended and Restated Bylaws (as amended and restated, the “Bylaws”) to add a new forum selection provision. The forum selection provision provides that, to the fullest extent provided by law, the sole and exclusive forum for all litigation relating to the internal affairs of the Company, including without limitation (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the shareholders of the Company, (iii) any action asserting a claim arising pursuant to any provision of the North Carolina Business Corporation Act, the Company’s second amended and restated articles of incorporation or the Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the State of North Carolina, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. The Bylaws further provide that in any such action where the North Carolina Business Corporation Act specifies the division or county wherein the action must be brought, the action shall be brought in such division or county.

A copy of the Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2014	QUINTILES TRANSNATIONAL HOLDINGS INC.

	By:	/s/ James H. Erlinger III
James H. Erlinger III
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document

1.1	Underwriting Agreement, dated November 4, 2014, among Quintiles Transnational Holdings Inc., certain shareholders named therein and Citigroup Global Markets Inc.

3.1	Third Amended and Restated Bylaws of Quintiles Transnational Holdings Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-3 (File No. 333-199843) filed on November 4, 2014

5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

10.1	Amendment No. 4, dated November 7, 2014, to Credit Agreement, dated June 8, 2011, among Quintiles Transnational Corp., as the Borrower, each lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included as part of Exhibit 5.1)